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                                                                   EXHIBIT 10.1
                                   ACME GROUP
           SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Harris Trust and Savings Bank
Chicago, Illinois

The First National Bank of Chicago
Chicago, Illinois

Mercantile Bank National Association
St. Louis, Missouri

The Bank of Nova Scotia
Atlanta, Georgia

General Electric Capital Corporation
Stamford. Connecticut

Ladies and Gentlemen:

     Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of December 18, 1997 between the undersigned, Acme Steel Company, a Delaware corporation ("Acme Steel"), Acme Packaging Corporation, a Delaware corporation ("Acme Packaging") and Alpha Tube Corporation, a Delaware corporation ("Alpha Tube") (Acme Steel, Acme Packaging and Alpha Tube are being hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower") and you (the "Lenders") as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 18, 1998 (said Amended and Restated Credit Agreement, as so amended, being hereinafter referred to as the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Borrowers have requested that the Lenders make certain amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

1.   AMENDMENTS.

     Upon the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be and hereby is amended as follows:

         (a) Section 7.13(c) of the Credit Agreement shall be amended by inserting the following new sentence immediately at the end thereof:


          "Also notwithstanding anything herein to the contrary, Alpha Tube may make Restricted Payments to Acme Packaging if at the time



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          each such Restricted Payment is made and immediately after giving effect thereto, no Event of Default or (if arising under Sections 8.1(a) or 8.1(n) hereof or as a result of noncompliance with any of Sections 7.7, 7.8 or 7.9 hereof) Default occurs or is continuing."

2.   WAIVER.

     The Company acknowledges that prior to giving effect to this Amendment, the Company is not in compliance with its obligations under Section 7.13 of the Credit Agreement by reason of the payment of dividends by Universal Tool and/or Alpha Tube to Acme Packaging in 1996, 1997 and 1998 and the overpayment of dividends by Universal Tool to Acme Packaging in 1996 by the amount of $1,249,000 (the "Corrected Overpayment") and by Acme Packaging to the Company in 1997 by the amount of $1,695,000 (such $1,695,000 amount being referred to as the "Uncorrected Overpayment") (collectively, the "Non-Complying Events"). Acme Packaging hereby represents and warrants to the Lenders that the Corrected Overpayment was rectified in 1997 by Universal Tool's reduction in the amount of dividends it would otherwise have paid to Acme Packaging and that the 1997 dividend to be paid in 1998 by Acme Packaging to the Company shall be reduced by the amount of the Uncorrected Overpayment. Upon the effectiveness of this Amendment as hereinafter set forth and in reliance upon the foregoing representations by Acme Packaging, the Lenders hereby waive the Non-Complying Events and consent to the correction of the Corrected Overpayment as set forth above. The foregoing waiver and consent are expressly limited to the matters stated herein.

3.   CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

         (a) The Borrowers and the Lenders shall have executed and delivered this Amendment.

         (b) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lenders and their counsel.

4.   REPRESENTATIONS.

     In order to induce the Lenders to execute and deliver this Amendment, the Borrowers hereby represent to the Lenders that as of the date hereof, the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.6 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lenders) and the Borrowers are in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default (other than the Non-Complying Events being waived pursuant to



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Section 2 hereof) has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

5.   MISCELLANEOUS.

     (a) Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its terms. Reference to this specific Amendment need not be made in the Credit Agreement, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     (b) The Borrowers agree to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent.

     (c) This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

     Dated as of this 11th day of May, 1998.


                                         ACME STEEL COMPANY


                                         By
                                           ------------------------------------
                                           Its
                                              ---------------------------------


                                         ACME PACKAGING CORPORATION


                                         By
                                           ------------------------------------
                                           Its
                                              ---------------------------------


                                         ALPHA TUBE CORPORATION


                                         By
                                           ------------------------------------
                                           Its
                                              ---------------------------------



                                         ACME METALS INCORPORATED


                                         By
                                           ------------------------------------
                                           Its
                                              ---------------------------------



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 Accepted and agreed to as of the date and year last above written.


                                         HARRIS TRUST AND SAVINGS BANK


                                         By
                                           ------------------------------------
                                           Its Vice President
                                              ---------------------------------


                                         THE FIRST NATIONAL BANK OF CHICAGO


                                         By
                                           ------------------------------------
                                           Its
                                              ---------------------------------

                                         MERCANTILE BANK NATIONAL ASSOCIATION


                                         By
                                           ------------------------------------
                                           Its
                                              ---------------------------------

                                         THE BANK OF NOVA SCOTIA


                                         By
                                           ------------------------------------
                                           Its
                                              ---------------------------------

                                         GENERAL ELECTRIC CAPITAL CORPORATION


                                         By
                                           ------------------------------------
                                           Its
                                              ---------------------------------



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